UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 24, 2006


                           Family Dollar Stores, Inc.
                           --------------------------
               (Exact name of registrant as specified in charter)




          Delaware                      1-6807                56-0942963
          --------                      ------                ----------
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
    of Incorporation)                                      Identification No.)




P.O. Box 1017, 10401 Monroe Road
Charlotte, North Carolina                                28201-1017
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (704) 847-6961



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On November 24, 2006, Family Dollar Stores, Inc. (the "Company") issued a news release announcing that the Company will be unable to file its annual report on Form 10-K for the fiscal year ended August 26, 2006, by the extended due date of November 24, 2006.

A copy of the news release is attached hereto as Exhibit 99 and is incorporated herein by reference.


Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.            Document Description
-------------          ------------------------------------

   99                  News Release dated November 24, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            FAMILY DOLLAR STORES, INC.
                            (Registrant)



Date: November 24, 2006 By:


                            /s/ Janet G. Kelley
                            -------------------------------------------
                            Janet G. Kelley
                            Senior Vice President-General Counsel

Exhibit Index


Exhibit No.            Document Description
-------------          ------------------------------------------------

   99                  News Release dated November 24, 2006